                                                                    EXHIBIT 10.6

================================================================================



                         CAPITAL PACIFIC HOLDINGS, INC.,
                                    AS ISSUER

                          CAPITAL PACIFIC HOMES, INC.,

                            J.M. PETERS NEVADA, INC.,

                           AND PETERS RANCHLAND, INC.,
                                 AS GUARANTORS,

                         CAPITAL PACIFIC HOLDINGS, LLC,

                                       AND

                    UNITED STATES TRUST COMPANY OF NEW YORK,
                                   AS TRUSTEE

--------------------------------------------------------------------------------


                          THIRD SUPPLEMENTAL INDENTURE

                           DATED AS OF OCTOBER 1, 1997

                                       TO

                                    INDENTURE
                            DATED AS OF MAY 13, 1994
                                   AS AMENDED


================================================================================

      THIS THIRD SUPPLEMENTAL INDENTURE, dated as of October 1, 1997 among CAPITAL PACIFIC HOLDINGS, INC. (formerly known as J. M. Peters Company, Inc.), a Delaware corporation (the "Company"), CAPITAL PACIFIC HOMES, INC. (formerly known as Durable Homes, Inc.), a Nevada corporation, J.M. PETERS NEVADA, INC., a Delaware corporation, and PETERS RANCHLAND, INC., a Delaware corporation, as Guarantors (each a "Guarantor" and, collectively, the "Guarantors"), CAPITAL PACIFIC HOLDINGS, LLC, a newly organized limited liability company validly existing under the laws of Delaware (the "New LLC") and UNITED STATES TRUST COMPANY OF NEW YORK, a' New York banking corporation, as Trustee under the Indenture dated as of May 13, 1994 as amended (the "Indenture").

      WHEREAS, Section 9.01(2) of the Indenture provides that the Company when authorized by a resolution of its Board of Directors, each Guarantor, when authorized by a resolution of its board of directors or any committee of such board of directors duly authorized to act under the Indenture, and the Trustee may amend or supplement the Indenture without notice to or the consent of any Holder to comply with the provisions of Article Five thereof; and

      WHEREAS, the Company, the Guarantors and certain other parties have entered into an Investment and Stockholders Agreement dated as of September 29, 1997, pursuant to which, among other things, the Company and the Guarantors will transfer substantially all of their respective property and assets to the New LLC; and

      WHEREAS, under the provisions of Section 5.01 of the Indenture, such a transfer of property and assets is permitted if the acquiror of such property and assets is a limited liability company duly organized under the laws of Delaware and expressly assumes by a supplemental indenture all of the obligations of the Company and the Guarantors on all of the Securities and the Subsidiary Guarantees (as defined in the Indenture); and

      WHEREAS, in compliance with Section 5.01 of the Indenture, the New LLC is willing to assume pursuant to this Third Supplemental Indenture all such obligations of the Company and the Guarantors on all of the Securities and the Subsidiary Guarantees (as defined in the Indenture); and

      WHEREAS, all things necessary to make this Third Supplemental Indenture a valid, binding and legal instrument supplemental to the Indenture have been performed.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH: that in order to amend the Indenture and in consideration of the premises, and in consideration of the sum of One Dollar by the Trustee to the Company paid, receipt whereof is hereby acknowledged, the New LLC, the Company and the Guarantors hereby agree and provide, for the equal and proportionate benefit of the respective Holders, as follows:

                                   ARTICLE ONE
                             AMENDMENT TO INDENTURE

      SECTION 1.01 Assumption. Pursuant to Section 5.01(i) of the Indenture, the New LLC hereby expressly assumes all of the obligations of the Company and the Guarantors on all of the Securities and all of the Subsidiary Guarantees (as defined in the Indenture) under the Indenture, as amended.

      SECTION 1.02 Substitution. Pursuant to Section 5.02 of the Indenture, the New LLC hereby succeeds to and is substituted for and may henceforth exercise every right and power of the Company under the Indenture.

                                   ARTICLE TWO
                            MISCELLANEOUS PROVISIONS

      SECTION 2.01 Certain Terms. Subject to the amendments provided for in this Third Supplemental Indenture, the capitalized terms used herein and defined in the Indenture shall, for all purposes of this Third Supplemental Indenture, have the meanings specified in the Indenture.

      SECTION 2.02 Recitals. The recitals of fact contained in this Third Supplemental Indenture shall be taken as the statements of the Company and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity of this Third Supplemental Indenture.

      SECTION 2.03 Titles. The titles of the several Articles of this Third Supplemental Indenture shall not be deemed to be any part hereof.

      SECTION 2.04 Counterparts. This Third Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.




                         [SIGNATURES ON FOLLOWING PAGES]

                 SIGNATURES TO THE THIRD SUPPLEMENTAL INDENTURE

     IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture be duly executed, all as of the date first written above.

                                        CAPITAL PACIFIC HOLDINGS, INC.,
                                                   as Issuer

                                        By: /s/  HADI MAKARECHIAN
                                            ----------------------------
                                            Name:  Hadi Makarechian
                                            Title: Chairman

Attest: /s/  [SIG]
        -------------------------
        Name:
        Title: Vice President

                                        CAPITAL PACIFIC HOMES, INC.,
                                                 as Guarantor

                                        By: /s/  HADI MAKARECHIAN
                                            ----------------------------
                                            Name:  Hadi Makarechian
                                            Title: Chairman

Attest: /s/  [SIG]
        -------------------------
        Name:
        Title: Vice President

                                        PETERS RANCHLAND, INC.,
                                              as Guarantor

                                        By: /s/  HADI MAKARECHIAN
                                            ----------------------------
                                            Name:  Hadi Makarechian
                                            Title: Chairman

Attest: /s/  [SIG]
        -------------------------
        Name:
        Title: Vice President

                                        J.M. PETERS NEVADA, INC.,
                                               as Guarantor

                                        By: /s/  HADI MAKARECHIAN
                                            ----------------------------
                                            Name:  Hadi Makarechian
                                            Title: Chairman

Attest: /s/  [SIG]
        -------------------------
        Name:
        Title: Vice President

                                        CAPITAL PACIFIC HOLDINGS, L.L.C.

                                        By: CAPITAL PACIFIC HOLDINGS,
                                              INC., Managing Member

                                        By: /s/  HADI MAKARECHIAN
                                            ----------------------------------
                                            Name:  Hadi Makarechian
                                            Title: Chairman

Attest: /s/  [SIG]
        -------------------------------
        Name:
        Title: Vice President

                                        UNITED STATES TRUST
                                        COMPANY OF NEW YORK
                                              as Trustee

                                        By: /s/  [SIG]
                                            -------------------------------
                                            Name:  Margaret M.
                                            Title: Assistant Vice President

Attest: /s/  CHRISTINE C. COLLINS
        -------------------------------
        Name:  Christine C. Collins
        Title: Assistant Vice President

                             OFFICER'S CERTIFICATE

     Pursuant to Sections 5.01, 9.01(2), 11.03(i) and 11.04 of the Indenture dated as of May 13, 1994 (the "Indenture") among Capital Pacific Holdings, Inc. (the "Company"), Capital Pacific Homes, Inc., J.M. Peters Nevada, Inc., Peters Ranchland, Inc. (collectively, the "Guarantors") and United States Trust Company of New York (the "Trustee"), the undersigned officers of the Company do hereby certify, on behalf of the Company and in connection with the Third Supplemental Indenture of even date herewith (the "Supplemental Indenture") among such parties and Capital Pacific Holdings, LLC (the "New LLC"), to the Trustee that:

     (i) attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Boards of Directors of the Company and each of the Guarantors authorizing the execution, delivery and performance of the Supplemental Indenture, which resolutions have not been amended, modified, rescinded or revoked and are in full force and effect on the date hereof;

     (ii) the undersigned have examined a copy of the Indenture, the Supplemental Indenture, the Investment and Stockholder Agreement dated September 29, 1997 (the "Investment Agreement") and the resolutions attached hereto;

     (iii) the undersigned have made such examination as is necessary for the undersigned to express the opinions set forth herein;

     (iv) the undersigned have read the conditions precedent provided for in the Indenture relating to the execution of the Supplemental Indenture by the Trustee and such conditions precedent have been complied with;

     (v) immediately after giving effect to the transactions (the "Transactions") contemplated by the Investment Agreement, no Default or Event of Default (as such terms are defined in the Indenture) shall have occurred or be continuing;

     (vi) immediately after giving effect to the Transactions on a pro forma basis, the New LLC shall have a Consolidated Tangible Net Worth (as such term is defined in the Indenture) equal to or greater than the Consolidated Tangible Net Worth of the Company immediately prior to such transaction;

     (vii) immediately after giving effect to the Transactions on a pro forma basis, the New LLC would be able to incur at least $1.00 of additional Indebtedness (as such term is defined in the Indenture) pursuant to the first paragraph of Section 4.03 of the Indenture;

     (viii) attached hereto as Exhibit B is the arithmetic computations demonstrating compliance with Sections 5.01(iii) and (iv) of the Indenture; and

     (ix) pursuant to the Investment Agreement upon consummation of the Transactions, the New LLC shall acquire substantially all of the property and assets of the Company and the Guarantors (as an entirety or substantially as an entirety); the New LLC is a limited liability company organized and validly existing under the laws of the State of Delaware; by the Supplemental Indenture, the New LLC expressly assumes all of the obligations of the Company and the Guarantors on all of the Securities and the Subsidiary Guarantees (as such terms are defined in the Indenture) under the Indenture.

     IN WITNESS WHEREOF, the undersigned have duly executed this Certificate this 1st day of October, 1997.

                              /s/ HADI MAKARECHIAN
                              ------------------------------------
                              Name: Hadi Makarechian
                              Title: Chairman of the Board
                              Capital Pacific Holdings, Inc.



                              /s/ DALE DOWERS
                              ------------------------------------
                              Name: Dale Dowers
                              Title: Chief Executive Officer & President
                              Capital Pacific Holdings, Inc.

                                   Page - 2 -

                                   EXHIBIT A

                           AUTHORIZING RESOLUTIONS OF
                         THE COMPANY AND EACH GUARANTOR

                   ACTION BY UNANIMOUS WRITTEN CONSENT OF THE
                             BOARD OF DIRECTORS OF
                         CAPITAL PACIFIC HOLDINGS, INC.

     The undersigned, being all of the duly elected and acting members of the board of directors of Capital Pacific Holdings, Inc., a Delaware corporation (the "Corporation"), in accordance with the authority contained in Section 141(f) of the Delaware General Corporation Law, do hereby consent to, adopt and approve the following resolutions without a meeting with the intention that such actions will have the same force and effect as if taken by a vote of the directors at a meeting duly called and held:

                    APPROVAL OF THIRD SUPPLEMENTAL INDENTURE

     WHEREAS, the Corporation has entered into that certain indenture (the "Indenture") by and among Capital Pacific Homes, Inc., J.M. Peters Nevada, Inc. and Peters Ranchland, Inc. (collectively, the "Guarantors"), the Corporation, as Issuer, and United States Trust Company of New York, as trustee (the "Trustee"), dated as of May 13, 1994, as amended (the "Indenture"); and

     WHEREAS, the board of directors has been presented with an amendment to the Indenture in the form of a Third Supplemental Indenture (the "Supplement"), a draft of which has been filed with this covenant as Exhibit A and is attached hereto and made a part hereof

     NOW THEREFORE, BE IT RESOLVED, that the form, terms and provisions of the Supplement, to be entered into among the Guarantors, the Issuer and the Trustee be, and they hereby are, in all respects, authorized and approved; and

     RESOLVED, FURTHER, that any officer of the Corporation be, and each of them hereby is, authorized in the name of the corporation and on its behalf, to execute and deliver the Supplement and any and all other documents or agreements ancillary thereto with such changes thereto as shall be governed by the officer or officers executing the same, such approval to be conclusively evidenced by his or their execution thereof.

                           RATIFICATION OF PRIOR ACTS

     RESOLVED, that any and all actions heretofore taken by any officer or director of the Corporation in connection with any and all actions authorized in the foregoing resolutions be, and they hereby are, in all respects, ratified, affirmed and approved.

                             GENERAL AUTHORIZATION

     RESOLVED, that any officer of the Corporation be, and each of them hereby is, authorized, empowered and directed to take all such further action and to execute, deliver and perform all such further agreements, documents, certificates and other instruments in the name and on behalf of the Corporation, take all action as they deem necessary or advisable in order to fully carry out and perform any and all matters authorized in the foregoing resolutions, and such execution, delivery and performance of such agreements, documents, certificates and other instruments and such other actions shall be deemed to be, and hereby are, adopted and ratified by this action of the board of directors.

     This Action by Unanimous Written Consent may be executed in multiple counterparts, each of which shall be an original, but all of which, taken together, shall constitute one and the same document.

     IN WITNESS WHEREOF, the undersigned have caused this action to be effective as of this 1st day of October, 1997.


                                     /s/ HADI MAKARECHIAN
                                     ------------------------------------
                                         Hadi Makarechian


                                     /s/ DALE DOWERS
                                     ------------------------------------
                                         Dale Dowers


                                     /s/ WILLIAM A. FUNK
                                     ------------------------------------
                                         William A. Funk


                                     /s/ ALLAN ACREE
                                     ------------------------------------
                                         Allan Acree


                                     /s/ KARL KAISER
                                     ------------------------------------
                                         Karl Kaiser

                   ACTION BY UNANIMOUS WRITTEN CONSENT OF THE
                             BOARD OF DIRECTORS OF
                          CAPITAL PACIFIC HOMES, INC.

     The undersigned, being all of the duly elected and acting members of the board of directors of Capital Pacific Homes, Inc., a Nevada corporation (the "Corporation"), do hereby consent to, adopt and approve the following resolutions without a meeting with the intention that such actions will have the same force and effect as if taken by a vote of the directors at a meeting duly called and held:

                    APPROVAL OF THIRD SUPPLEMENTAL INDENTURE

     WHEREAS, the Corporation has entered into that certain indenture (the "Indenture") by and among Capital Pacific Holdings, Inc. (the "Issuer"), the Corporation, Peters Ranchland, Inc., and J.M. Peters Nevada, Inc.
(collectively, the "Guarantors"), and United States Trust Company of New York, as trustee (the "Trustee"), dated as of May 13, 1994, as amended (the "Indenture"); and

     WHEREAS, the board of directors has been presented with an amendment to the Indenture in the form of a Third Supplemental Indenture (the "Supplement"), a draft of which has been filed with this consent as Exhibit A and is attached hereto and made a part hereof.

     NOW THEREFORE, BE IT RESOLVED, that the form, terms and provisions of the Supplement, to be entered into among the Guarantors, the Issuer and the Trustee be, and they hereby are, in all respects, authorized and approved; and

     RESOLVED, FURTHER, that any officer of the Corporation be, and each of them hereby is, authorized in the name of the Corporation and on its behalf, to execute and deliver the Supplement and any and all other documents or agreements ancillary thereto with such changes thereto as shall be approved by the officer or officers executing the same, such approval to be conclusively evidenced by his or their execution thereof.

                           RATIFICATION OF PRIOR ACTS

     RESOLVED, that any and all actions heretofore taken by any officer or director of the Corporation in connection with any and all actions authorized in the foregoing resolutions be, and they hereby are, in all respects, ratified affirmed and approved.

                             GENERAL AUTHORIZATION

     RESOLVED, that any officer of the Corporation be, and each of them hereby is, authorized, empowered and directed to take all such further action and to execute, deliver and perform all such further agreements, documents, certificates and other instruments in the name and on behalf of the Corporation, take all action as they deem necessary or advisable in order to fully carry out and perform any and all matters authorized in the foregoing resolutions, and such execution, delivery and performance of such agreements, documents, certificates and other instruments and such other actions shall be deemed to be, and hereby are, adopted and ratified by this action of the board of directors.

     This Action by Unanimous Written Consent may be executed in multiple counterparts, each of which shall be an original, but all of which, taken together, shall constitute one and the same document.

     IN WITNESS WHEREOF, the undersigned have caused this action to be effective as of this 1st day of October, 1997.


                                   /s/  HADI MAKARECHIAN
                                   -------------------------------------
                                   Hadi Makarechian



                                   /s/  DALE DOWERS
                                   -------------------------------------
                                   Dale Dowers



                                   /s/  MARQUIS L. CUMMINGS
                                   -------------------------------------
                                   Marquis L. Cummings



                                   /s/  SCOTT COLER
                                   -------------------------------------
                                   Scott Coler



                                   /s/  JAMES A. ROHRIG
                                   -------------------------------------
                                   James A. Rohrig

                   ACTION BY UNANIMOUS WRITTEN CONSENT OF THE
                             BOARD OF DIRECTORS OF
                            J.M. PETERS NEVADA, INC.

     The undersigned, being all of the duly elected and acting members of the board of directors of J.M. Peters Nevada, Inc., a Delaware corporation (the "Corporation"), in accordance with the authority contained in Section 141(f) of the Delaware General Corporation Law, do hereby consent to, adopt and approve the following resolutions without a meeting with the intention that such actions will have the same force and effect as if taken by a vote of the directors at a meeting duly called and held:

                    APPROVAL OF THIRD SUPPLEMENTAL INDENTURE

     WHEREAS, the Corporation has entered into that certain indenture (the "Indenture") by and among Capital Pacific Holdings, Inc. (the "Issuer"), the Corporation, Capital Pacific Homes, Inc. and Peters Ranchland, Inc. (collectively, the "Guarantors"), and United States Trust Company of New York, as trustee (the "Trustee"), dated as of May 13, 1994, as amended (the "Indenture"); and

     WHEREAS, the board of directors has been presented with an amendment to the Indenture in the form of a Third Supplemental Indenture (the "Supplement"), a draft of which has been filed with this consent as Exhibit A and is attached hereto and made a part hereof.

     NOW THEREFORE, BE IT RESOLVED, that the form, terms and provisions of the Supplement, to be entered into among the Guarantors, the Issuer and the Trustee be, and they hereby are, in all respects, authorized and approved; and

     RESOLVED, FURTHER, that any officer of the Corporation be, and each of them hereby is, authorized in the name of the Corporation and on its behalf, to execute and deliver the Supplement and any and all other documents or agreements ancillary thereto with such changes thereto as shall be approved by the officer or officers executing the same, such approval to be conclusively evidenced by his or their execution thereof.

                           RATIFICATION OF PRIOR ACTS

     RESOLVED, that any and all actions heretofore taken by any officer or director of the Corporation in connection with any and all actions authorized in the foregoing resolutions be, and they hereby are, in all respects, ratified, affirmed and approved.

                             GENERAL AUTHORIZATION

     RESOLVED, that any officer of the Corporation be, and each of them hereby is, authorized, empowered and directed to take all such further action and to execute, deliver and perform all such further agreements, documents, certificates and other instruments in the name and on behalf of the Corporation, take all action as they deem necessary or advisable in order to fully carry out and perform any and all matters authorized in the foregoing resolutions, and such execution, delivery and performance of such agreements, documents, certificates and other instruments and such other actions shall be deemed to be, and hereby are, adopted and ratified by this action of the board of directors.

     This Action by Unanimous Written Consent may be executed in multiple counterparts, each of which shall be an original, but all of which, taken together, shall constitute one and the same document.

     IN WITNESS WHEREOF, the undersigned have caused this action to be effective as of this 1st day of October, 1997.


                                        /s/  HADI MAKARECHIAN
                                        ------------------------------------
                                        Hadi Makarechian


                                        /s/  DALE DOWERS
                                        ------------------------------------
                                        Dale Dowers


                                        /s/  MARQUIS L. CUMMINGS
                                        ------------------------------------
                                        Marquis L. Cummings


                                        /s/  SCOTT COLER
                                        ------------------------------------
                                        Scott Coler


                                        /s/  JAMES A. ROHRIG
                                        ------------------------------------
                                        James A. Rohrig

                   ACTION BY UNANIMOUS WRITTEN CONSENT OF THE
                             BOARD OF DIRECTORS OF
                             PETERS RANCHLAND, INC.


      The undersigned, being all of the duly elected and acting members of the board of directors of Peters Ranchland, Inc., a Delaware corporation (the "Corporation"), in accordance with the authority contained in Section 141(f) of the Delaware General Corporation Law, do hereby consent to, adopt and approve the following resolutions without a meeting with the intention that such actions will have the same force and effect as if taken by a vote of the directors at a meeting duly called and held:

                    APPROVAL OF THIRD SUPPLEMENTAL INDENTURE


      WHEREAS, the Corporation has entered into that certain indenture (the "Indenture") by and among Capital Pacific Holdings, Inc. (the "Issuer"), the Corporation, Capital Pacific Homes, Inc., and J.M. Peters Nevada, Inc. (collectively, the "Guarantors"), and United States Trust Company of New York, as trustee (the "Trustee"), dated as of May 13, 1994, as amended (the "Indenture"); and

      WHEREAS, the board of directors has been presented with an amendment to the Indenture in the form of a Third Supplemental Indenture (the "Supplement"), a draft of which has been filed with this consent as Exhibit A and is attached hereto and made a part hereof.

      NOW THEREFORE, BE IT RESOLVED, that the form, terms and provisions of the Supplement, to be entered into among the Guarantors, the Issuer and the Trustee be, and they hereby are, in all respects, authorized and approved; and

      RESOLVED, FURTHER, that any officer of the Corporation be, and each of them hereby is, authorized in the name of the Corporation and on its behalf, to execute and deliver the Supplement and any and all other documents or agreements ancillary thereto with such changes thereto as shall be approved by the officer or officers executing the same, such approval to be conclusively evidenced by his or their execution thereof.


                           RATIFICATION OF PRIOR ACTS


      RESOLVED, that any and all actions heretofore taken by any officer or director of the Corporation in connection with any and all actions authorized in the foregoing resolutions be, and they hereby are, in all respects, ratified affirmed and approved.

                             GENERAL AUTHORIZATION

      RESOLVED, that any officer of the corporation be and each of them hereby is, authorized, empowered and directed to take all such further action and to execute, deliver and perform all such further agreements, documents, certificates and other instruments in the name and on behalf of the Corporation, take all action as they deem necessary or advisable in order to fully carry out and perform any and all matters authorized in the foregoing resolutions, and such execution, delivery and performance of such agreements, documents, certificates and other instruments and such other actions shall be deemed to be, and hereby are, adopted and ratified by this action of the board of directors.

     This Action by Unanimous Written Consent may be executed in multiple counterparts, each of which shall be an original, but all of which, taken together, shall constitute one and the same document.

     IN WITNESS WHEREOF, the undersigned have caused this action to be effective as of this 1st day of October, 1997.


                                        /s/ HADI MAKARECHIAN
                                        -------------------------------
                                        Hadi Makarechian


                                        /s/ DALE DOWERS
                                        -------------------------------
                                        Dale Dowers


                                        /s/ MARQUIS L. CUMMINGS
                                        -------------------------------
                                        Marquis L. Cummings


                                        /s/ ROBIN KOENEMANN
                                        -------------------------------
                                        Robin Koenemann

                                   EXHIBIT B

                     ARITHMETIC COMPUTATIONS DEMONSTRATING
          COMPLIANCE WITH SECTIONS 5.01(iii) AND (iv) OF THE INDENTURE

                     Exhibit B to the Officer's Certificate

(a) 5.01 (iii) Test                                                    30-Sep-97
--------------------------------------------------------------------------------
     Pre-Transaction
          Consolidated Tangible Net Worth
          Net Worth @ 8/31/97                               69,353,000
          "Minus" Intangible Assets                          5,341,938
          ------------------------------------------------------------
          Consolidated Tangible Net Worth                   74,694,938

     Post-Transaction
          Consolidated Tangible Net Worth
          Adjusted Net Worth @ 8/31/97                      91,363,000 Note (A)
          "Minus" Intangible Assets                          5,341,936
          ------------------------------------------------------------
          Adjusted Consolidated Tangible Net Worth          96,694,938

            96,694,938 is greater than  74,694,938

--------------------------------------------------------------------------------

(b) 5.01 (iv) Test (4.03)

--------------------------------------------------------------------------------
     (I) Consolidated Interest Coverage Ratio > 2.0 to 1

     Adjusted Consolidated Net Income                            3,614
     "Plus" Consolidated Interest Expense                        4,796
     "Plus" Income Tax Expense                                   1,229
     "Plus" Depreciation and Amortization                        2,051
     -----------------------------------------------------------------
     Consolidated EBITDA                                        11,690

     Cash Interest Expense                                          30
     "Plus" Capitalized Interest Expense                        21,320
     "Minus" Interest Amortized in Cost of Sales               (16,554)
     -----------------------------------------------------------------
     Consolidated Interest Incurred                              4,796

     Consolidated EBITDA                                        11,690
     "Divided by" Consolidated Interest incurred                 4,796
     -----------------------------------------------------------------
     Consolidated Interest Coverage Ratio                         2.44 to 1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     (II) Ratio of Indebtedness to Consolidated Tangible Net Worth < 2.5 to 1

     Indebtedness of the Company and Restricted Subsidiaries
     Bank One                                               36,641,686
     Amresco                                                15,309,528
     NationsBank                                             7,011,642
     1st American Bank                                         591,722
     Independent Landing Corp                                5,615,029
     Howard Hughes Properties                                1,770,027
     Bond Debt                                             100,000,000
     -----------------------------------------------------------------
     Indebtedness of the Company and Restricted
       Subsidiaries                                        166,939,934

     Consolidated Tangible Net Worth
     Adjusted Net Worth @ 8/31/97                           91,353,000 Note (A)
     "Minus" Intangible Assets                              (5,341,938)
     -----------------------------------------------------------------
     Consolidated Tangible Net Worth                        86,011,062

     Total Indebtedness                                    166,939,934
     "Divided by" Consolidated Tangible Net Worth           86,011,062
     -----------------------------------------------------------------
     Indebtedness to Consolidated Tangible Net Worth Ratio        1.94 to 1

--------------------------------------------------------------------------------

     Note (A):                     Equity      Pro-Forma     Pro-Forma
                                 31-Aug-97    Adjustments      Equity
     -----------------------------------------------------------------
     Total Stockholders Equity   69,383,000   22,000,000    91,363,000
     -----------------------------------------------------------------

                                                                       30-Sep-97



Based on 1997 Audited financials and 1st, 2nd Qtr 1998 unaudited.
The following includes 3rd, 4th Qtrs 1997, 1st and 2nd Qtr 1998

Adjusted Consolidated Net Income                       3,614
Income Tax Expense                                     1,229
Depreciation and Amortization                          2,051

Interest Expense                                          30
Capitalized Interest Expense                          21,320
Interest Amortized in Cost of Sales                   16,554



Indebtedness of the Company @ 8/31/97
Bank One                                          36,641,686
Amresco                                           15,309,828
NationsBank                                        7,011,642
1st American Bank                                    591,722
Independent Lending Corp                           5,615,029
Howard Hughes Properties                           1,770,027
Bond Debt                                        100,000,000
                                                 -----------
Total Indebtedness of the Company                166,939,934



Stockholders Equity @ 8/31/97                     69,353,000
Proforma Adjustments                              22,000,000
Intangible Assets @ 8/31/97                       (5,341,938)
                                                  ----------
Consolidated Tangible Net Worth @ 8/31/97         86,011,062




Chief Financial Officer

                                   /s/  MARC CUMMINGS
                                   --------------------------
                                   Marc Cummings
                                   Vice President


Controller                         /s/  WALT SCHLUETER
                                   --------------------------
                                   Walt Schlueter